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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934

                               September 26, 2000
                Date of Report (Date of earliest event reported)

                            K-TEL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

MINNESOTA                      0-6664                      41-0946588

(State or Other                (Commission File Number)    (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)

            2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (763) 559-6800
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         On September 26, 2000, K-tel International, Inc. (the "Company") announced that its Common Stock had been delisted from the Nasdaq National Market. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated September 26, 2000.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable.

         (c)      Exhibits.

                  99       Press Release of the Company dated September 26, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 26, 2000                   By:/s/ A. Merrill Ayers
                                               ---------------------------------

                                            Name:    A. Merrill Ayers

                                            Title:   Chief Financial Officer






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                                  EXHIBIT INDEX

NUMBER                              DESCRIPTION
------                              -----------

99       Press Release of the Company dated September 26, 2000







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